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BORROWER'S NAME AND ADDRESS
"I" includes each borrower above, joint and severally.
ELECTRONIC PROCESSING, INC.
501 KANSAS AVENUE
KANSAS CITY, KS 66105-1309

LENDER' NAME AND ADDRESS
"You" means the lender, its successors and assigns.
CITIZENS NATIONAL BANK
7900 QUIVERA ROAD
LENEXA, KS 66215-2733

ACCOUNT #:  CL
Loan Number 12428
Date OCTOBER 18, 1996
Maturity Date OCTOBER 18, 1996
Loan Amount  $250,000.00
Renewal of 12428

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED FIFTY THOUSAND AND NO/100**********Dollars $250,000.00
XX Single Advance: I will receive all of this principal sum on OCTOBER 18, 1996. No additional advances are contemplated under this note.
Multiple Advance: the principal sum shown above is the maximum amount of principal I can borrow under this note. On _______________ I will receive the amount of $_________and future principal advances are contemplated.
Conditions:  The conditions for future advances are
___________________________________________________
Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _____________________. Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions ).
INTEREST: I agree to pay interest on the outstanding principal balance from October 18, 1996 at the rate of 9.250% per year until FIRST CHANGE DATE.
XX Variable Rate:  This rate may then change as stated below.
XX Index Rate: The future rate will be 1.000% OVER the following index rate:
PRIME RATE AS STATED IN WALL STREET JOURNAL - HIGHEST RATE WILL BE USED
No index: The future rate will not be subject o any internal or external index. It will be entirely in your control.
XX Frequency and Timing: The rate on this note may change as often as DAILY A change in the interest rate will take effect ON THE FOLLOWING DAY
Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than _________________%.
The rate may not change more than _______________% each ___________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments: The amount of each scheduled payment will change. The amount of the final payment will change.
XX THE AMOUNT DUE AT MATURITY WILL CHANGE.
ACCURAL METHOD:  Interest will be calculated on a ACTUAL/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
on the same fixed or variable rate basis in effect before maturity (as indicated above). XX At the rate equal to 5% ABOVE RATE IN EFFECT AT MATURITY, MINIMUM ADDITIONAL FEE OF $25.00.

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LATE CHARGE:  If a payment is made more than __________days after it is due,
I agree to pay a late charge of ______________.
ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following
charges which    are ____   are not included in the principal amount above:
_____________________.
PAYMENTS:  I agree to pay this note as follows:
XX Interest:  I agree to pay accrued interest AT MATURITY
XX Principal:  I agree to pay the principal OCTOBER 18, 1997.
Installments: I agree to pay this note in _________ payments. The first payment will be in the amount $______________________ and will be due ________________. A payment of $_____________ will be due _______________
thereafter. The final payment of the entire unpaid balance of principal and interest will be due _______________.
ADDITIONAL TERMS:

SECURITY: This note is separately secured by (describe separate document by type and date): A SEPARATE GUARANTY AGREEMENT DATED JUNE 18, 1996

PURPOSE:  The purpose of this loan is BUSINESS:  RENEWAL OF EXISTING LOAN
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy of today's date.

Signature of Lender

X___________________________
MARY L. ARMSTRONG, VICE PRESIDENT

ELECTRONIC PROCESSING, INC.
BY:___________________________
TOM W. OLOFSON, CEO